CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                 PURSUANT  TO
                      18 U.S.C. Section 1350, AS ADOPTED
                          PURSUANT TO SECTION 906 OF
                        THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K of First National Lincoln Corporation (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Daniel R. Daigneault
-----------------------------------
Daniel R. Daigneault
President & Chief Executive Officer

Date: March 26, 2003